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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): November 1, 2000



                       AMERICAN INDUSTRIAL PROPERTIES REIT
             (Exact name of Registrant as specified in its Charter)


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           Texas                            1-9016                   75-6335572
(State or other jurisdiction of     (Commission file number)     (I.R.S. Employer
incorporation or organization)                                 Identification Number)
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          6210 North Beltline Road, Suite 170, Irving, Texas 75063-2656
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 756-6000



                                 Not applicable
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.

         On November 1, 2000, American Industrial Properties REIT, a Texas real estate investment trust, Developers Diversified Realty Corporation, an Ohio corporation, and DDR Transitory Sub Inc., a Texas corporation, entered into an agreement and plan of merger.

         Pursuant to the merger agreement, DDR Sub will be merged with and into AIP. Each of AIP's common shares of beneficial interest, $0.10 par value per share (other than shares owned in treasury, by DDR, DDR Sub or dissenting shareholders), will be converted into the right to receive not less than $13.74. A number of factors may slightly increase the final amount distributed to AIP shareholders, including AIP's operations prior to closing, transaction expenses, and certain closing adjustments. Each share of DDR Sub stock will be converted into AIP common shares in connection with merger, resulting in DDR being the sole shareholder of AIP.

         AIP cannot pay dividends to its shareholders before the scheduled closing without DDR's consent, unless the dividend is necessary for AIP to maintain its status as a REIT or to avoid having taxable income for federal tax purposes. The purchase price would be reduced by the amount of any such dividend.

         On November 1, 2000, AIP also entered into an agreement of purchase and sale with Value Enhancement Fund IV, L.P., an affiliate of Lend Lease Real Estate Investments, Inc., to sell 31 of AIP's properties to client accounts managed by Lend Lease. The gross purchase price, including assumed debt, is approximately $292.2 million.

         AIP has entered into an agreement to sell an office building to a third party for a gross purchase price, including assumed debt, of approximately $55 million. The sale is expected to occur in November 2000.

         A majority of the AIP trust managers not designated by DDR approved the DDR and Lend Lease transactions following the recommendation of the special committee formed to evaluate the DDR and Lend Lease transactions. The board will recommend that the AIP shareholders approve the merger and the sale of properties. The approval of the holders of 66 2/3% of AIP's outstanding common shares is required to approve the transactions.

         AIP anticipates that the sale of properties to the Lend Lease affiliate and the merger will close in the first quarter of 2001. The closings of these transactions are subject to customary conditions in addition to the shareholder approval referred to above.

         In conjunction with the merger agreement and the sale of properties, AIP, Lend Lease and DDR took several steps to facilitate the completion of the merger and sale of properties, including entering into voting agreements with certain shareholders of AIP pursuant to which each such person agreed to vote all common shares of AIP beneficially owned by such person or over which they exercise voting power, together with any shares subsequently acquired by such person, in favor of the merger agreement and the agreement of purchase and sale and the transactions contemplated thereby.



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         Copies of the merger agreement, the agreement of purchase and sale and the voting agreements are filed as exhibits to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         2.1 Agreement and Plan of Merger, dated as of November 1, 2000, by and among American Industrial Properties REIT, Developers Diversified Realty Corporation and DDR Transitory Sub Inc.

         2.2 Agreement of Purchase and Sale, dated November 1, 2000, by and between American Industrial Properties REIT, AIP/Battlefield GP, Inc., AIP-SWAG Operating L.P., AIP Properties #3, L.P., and AIP Operating, L.P., collectively, and Value Enhancement Fund IV, L.P.

         99.1 Voting Agreement dated November 1, 2000, among American Industrial Properties REIT, Developers Diversified Realty Corporation, LaSalle Investment Management Group, Inc. and LaSalle Investment Management (Securities), L.P.

         99.2 Voting Agreement dated November 1, 2000, among American Industrial Properties REIT, Developers Diversified Realty Corporation, Morgan Stanley Dean Witter Investment Management Inc., on behalf of its clients with respect to shares of AIP over which it (or its designee) exercises investment discretion, and MS Real Estate Special Situations Inc.

         99.3 Voting Agreement dated November 1, 2000, among American Industrial Properties REIT, Developers Diversified Realty Corporation and USAA Real Estate Company.

         99.4 Voting Agreement dated November 1, 2000, among American Industrial Properties REIT, Value Enhancement Fund IV, L.P. and LaSalle Investment Management (Securities), L.P.

         99.5 Voting Agreement dated November 1, 2000, among American Industrial Properties REIT, Value Enhancement Fund IV, L.P., Morgan Stanley Dean Witter Investment Management Inc., on behalf of its clients with respect to shares of AIP over which it (or its designee) exercises investment discretion, and MS Real Estate Special Situations Inc.

         99.6 Voting Agreement dated November 1, 2000, among American Industrial Properties REIT, Value Enhancement Fund IV, L.P. and USAA Real Estate Company.

         99.7 Press release issued by American Industrial Properties REIT and Developers Diversified Realty Corporation on November 2, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2000
                                  AMERICAN INDUSTRIAL PROPERTIES REIT


                                  By:   /s/ Charles W. Wolcott
                                       -------------------------------------
                                       Charles W. Wolcott
                                       President and Chief Executive Officer



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                       AMERICAN INDUSTRIAL PROPERTIES REIT
                                INDEX TO EXHIBITS

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EXHIBIT
NUMBER   DESCRIPTION
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  2.1    Agreement and Plan of Merger, dated as of November 1, 2000, by and among American Industrial Properties REIT, Developers Diversified Realty Corporation and DDR Transitory Sub Inc.

  2.2 Agreement of Purchase and Sale, dated November 1, 2000, by and between American Industrial Properties REIT, AIP/Battlefield GP, Inc., AIP-SWAG Operating L.P., AIP Properties #3, L.P., and AIP Operating, L.P., collectively, and Value Enhancement Fund IV, L.P.

  99.1 Voting Agreement dated November 1, 2000, among American Industrial Properties REIT, Developers Diversified Realty Corporation, LaSalle Investment Management Group, Inc. and LaSalle Investment Management (Securities), L.P.

  99.2 Voting Agreement dated November 1, 2000, among American Industrial Properties REIT, Developers Diversified Realty Corporation, Morgan Stanley Dean Witter Investment Management Inc., on behalf of its clients with respect to shares of AIP over which it (or its designee) exercises investment discretion, and MS Real Estate Special Situations Inc.

  99.3 Voting Agreement dated November 1, 2000, among American Industrial Properties REIT, Developers Diversified Realty Corporation and USAA Real Estate Company.

  99.4 Voting Agreement dated November 1, 2000, among American Industrial Properties REIT, Value Enhancement Fund IV, L.P. and LaSalle Investment Management (Securities), L.P.

  99.5 Voting Agreement dated November 1, 2000, among American Industrial Properties REIT, Value Enhancement Fund IV, L.P., Morgan Stanley Dean Witter Investment Management Inc., on behalf of its clients with respect to shares of AIP over which it (or its designee) exercises investment discretion, and MS Real Estate Special Situations Inc.

  99.6 Voting Agreement dated November 1, 2000, among American Industrial Properties REIT, Value Enhancement Fund IV, L.P. and USAA Real Estate Company.

  99.7 Press release issued by American Industrial Properties REIT and Developers Diversified Realty Corporation on November 2, 2000.
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